UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

Flexion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36287	26-1388364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Frederick W. Driscoll, Chief Financial Officer of Flexion Therapeutics, Inc., retired from his position effective March 31, 2017. Mr. Driscoll is continuing to provide services as a part-time, non-executive employee while the Company completes its on-going search for a new Chief Financial Officer.

Effective upon Mr. Driscoll’s retirement as Chief Financial Officer, Michael D. Clayman, M.D., the Company’s President and Chief Executive Officer, was appointed as the Company’s principal financial officer and principal accounting officer. Dr. Clayman’s biographical and compensation information is available in the Company’s prior filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, filed March 10, 2017, and its Definitive Proxy Statement, filed April 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flexion Therapeutics, Inc.

Dated: March 31, 2017	By:	/s/ Michael D. Clayman, M.D.
Michael D. Clayman, M.D.
Chief Executive Officer